UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                             FORM 8-K/A

                           CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)     September 29, 2008

                              VITAL PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                      333-127915               98-0464272
----------------             --------------------    ------------------
  (State or Other                 (Commission          (IRS Employer
  Jurisdiction of                 File Number)           Identification
   Incorporation)                                            No.)

                35 ADESSO ROAD CONCORD ONTARIO, CANADA  L4K 3C7
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (905) 738-5216

                                Not applicable.
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 25, 2008, we received notice that Danziger Hochman Partners LLP, our independent registered public accountants, would be merging with MSCM LLP, with MSCM LLP as the surviving entity. The merger was effective August 1, 2008.

Effective September 29, 2008, our board of directors approved the engagement of MSCM LLP as our new independent accountant concurrent with their merger of Danziger Hochman Partners LLP for the fiscal year ended July 31, 2008.

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Except as reported in the report on the audited financial statements for the fiscal years ended July 31, 2007 and 2006 which stated that "the Company has incurred significant losses from operations, anticipates additional losses in the next fiscal year, and has insufficient working capital as of July 31, 2007 to fund the anticipated losses. These conditions raise substantial doubt as to the ability of the Company to continue as a going concern," the report of Danziger Hochman Partners LLP on our financial statements for the fiscal years ended July 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit for the past two fiscal year and through September 29, 2008, there were no disagreements with Danziger Hochman Partners LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Danziger Hochman Partners LLP, would have caused Danziger Hochman Partners LLP to make reference to the subject matter of the disagreements in connection with its audit reports on our financial statements.

During our fiscal years ended July 31, 2008 and 2007 and through September 29, 2008, no one on our behalf has consulted with MSCM LLP regarding:(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that MSCM LLP concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Danziger Hochman Partners LLP with a copy of this current report on Form 8-K, as amended, and requested it to furnish a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of Danziger Hochman Partners LLP's letter dated [date] is filed as Exhibit 16.1 hereto and incorporated herein by reference.


ITEM 9.01   EXHIBITS.

EXHIBIT
NUMBER          DESCRIPTION

16.1            Letter from Danziger Hochman Partners LLP to the
                Securities and Exchange Commission, dated October 27, 2008 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Vital Products, Inc.
                                          --------------------------
                                                (Registrant)

Date: October 27, 2008

                                          By:/s/ Michael Levine
                                          --------------------------
                                                 (Signature)

                                           Name: Michael Levine
                                          Title: Chief Executive
                                                 Officer and President

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